Exhibit 10.27

AMENDED AND RESTATED TERM COST PLAN™ TCP® Agreement # 03-1907	July 19, 2006

BETWEEN	-AND-
PRATT & WHITNEY CANADA CORP.	GREAT LAKES AVIATION, LTD.
1000 Marie Victorin	1022 Airport Parkway
Longueuil, Quebec	Cheyenne, Wyoming
Canada J4G 1A1	USA 82001

(hereinafter called “P&WC”)	(hereinafter called “Customer”)

WHEREAS

A.	Customer currently operates a fleet of 25 Beechcraft 1900D Airliner aircraft (“Aircraft”), which Aircraft utilize Pratt & Whitney Canada Corp. PT6A-67D engines.

B.	P&WC has agreed to supply Customer with certain engine maintenance services under a Fleet Management Program™ called a Term Cost PlanTM (TCP®), subject to the terms and conditions attached hereto;

C.	Unless otherwise defined, all capitalized terms hereunder shall have the meaning ascribed to such terms at Article 1.0 hereof.

THE PARTIES HEREBY AGREE as follows:

1.	For the duration of this Agreement, P&WC shall supply to Customer the Engine Maintenance Services listed below at the TCP® Hourly Rate indicated below.

ENGINE MAINTENANCE SERVICES COVERED UNDER THIS AGREEMENT

• Engine Overhauls	Yes	• HSI Component Refurbishment	Yes

• Basic Unplanned Engine Removals (BUER)	Yes	• LCF Component Replacement	Yes

• ADAS+ Maintenance	Yes	• Rental Support	No

• ECTM® Analysis	Yes

2.	Customer agrees to comply with all of the terms and conditions attached hereto, which form an integral part of this TCP®.

3.	Customer agrees to pay the TCP® Hourly Rate indicated below and to comply with all of the terms and conditions attached hereto, which form an integral part hereof.

4.	Agreement start date: April 1st 2004

Agreement end date: June 30th 2011

5.	Customer’s Hourly Rate shall be XXXXXXX[1] per Engine Flight Hour as of July 1, 2005.

1	Material omitted pursuant to a request for confidential treatment. Omitted material has been furnished separately to the SEC.

The disclosure of this document is subject to the restrictions of Article 14.0 contained herein	i

AMENDED AND RESTATED TERM COST PLAN™ TCP® Agreement # 03-1907	July 19, 2006

6.	Customer acknowledges having read and understood the scope and all of the terms and conditions of this Agreement, including but not limited to Annexes A through K.

7.	Each of P&WC, Customer and RACC acknowledge and agree that this Agreement shall only remain effective for the duration of an agreement between P&WC and RACC whereby RACC shall guarantee the performance of all of the Customer’s financial obligations under this Agreement for an amount agreed upon between P&WC and RACC (the “RACC Backstop Agreement”).

SIGNED in duplicate by the duly authorized representative of each party.

PRATT & WHITNEY CANADA CORP.		GREAT LAKES AVIATION, LTD.

Name:	Benoit Brossoit	Name:	Michael O. Matthews
Title:	V.P. Service Centres	Title:	Chief Financial Officer
Date:		Date:	Date:

INTERVENTION

The undersigned, Raytheon Aircraft Credit Corporation, through its duly authorized representative, hereby acknowledges having read the present TERM COST PLAN™ TCP® Agreement # 03-1907 and agrees with the terms and conditions contained therein, insofar as they may apply to Raytheon Aircraft Credit Corporation.

RAYTHEON AIRCRAFT CREDIT CORPORATION

Name:	Andrew A. Mathews
Title:	President
Date:

The disclosure of this document is subject to the restrictions of Article 14.0 contained herein	i

Great Lakes Aviation

PT6A-67D TCP® # 03-1907	July 19, 2006

TERM COST PLAN™

AGREEMENT

Scope, Terms, Conditions

The disclosure of this document is subject to the restrictions of Article 14.0 contained herein	ii

P&WC	Customer

Great Lakes Aviation

PT6A-67D TCP® # 03-1907	July 19, 2006

TABLE OF CONTENTS

1.0	Definition	1
2.0	Scope of Services and Engine Eligibility	4
3.0	Exclusions	5
4.0	Conditions of Sale	7
5.0	Delivery	7
6.0	Component Replacement	7
7.0	Payment/ TCP® Hourly Rate Adjustment	8
8.0	Taxes/Duties/Other Charges	9
9.0	Hourly Rate Adjustment	10
10.0	Parties’ Responsibilities	11
11.0	DAC Services	13
12.0	Delay	16
13.0	Warranty & Limitation of Liability	16
14.0	Non-Disclosure	17
15.0	Termination	17
16.0	Export Controls	19
17.0	General Terms	20

Annex A - Engine List		22
Annex B - LCF, HSI and Fuel Nozzle Kit Components		24
Annex C - Scope of Services		25
Annex D – On-Site Engine		30
Annex E - Maintenance Tasks, Intervals and Operational Guidelines		32
Annex F - Mission Profile and Operating Environment		35
Annex G - Monthly Report Form		36
Annex H - Wire Transfer Instructions		37
Annex I – DAC Services		39
Annex J- Warranty		40
Annex K - ADAS+		42

The disclosure of this document is subject to the restrictions of Article 14.0 contained herein	iii

P&WC	Customer

Great Lakes Aviation

PT6A-67D TCP® # 03-1907	July 19, 2006

1.0	DEFINITION

In this Agreement

1.1	“Accessory” means the specific LRU installed on the Engine as specified in the Engine build specification;

1.2	“AD” means airworthiness directives;

1.3	“ADAS” means Automatic Data Acquisition System;

1.4	“Agreement” means this agreement, including all applicable annexes;

1.5	“BUER” means basic unplanned engine removal; the premature removal of the Engine or Engine Module or Accessory due to an Engine, Component or Accessory induced malfunction. Removal for normal hot section deterioration, which is detectable through engine condition monitoring performed in accordance with the applicable aircraft and/or Engine maintenance manual, is not considered to be a BUER. Likewise, removal of an Engine, Component or Accessory due to a problem which could have been rectified using troubleshooting and/or corrective line maintenance actions as specified in the applicable aircraft and/or Engine maintenance manual, is not considered to be a BUER;

1.6	“Commercial Support Program” means the commercial assistance for the substitution, modification, or replacement of Component(s) for reasons of flight safety, critical engine performance and/or reliability, and AD’s concurred with by P&WC;

1.7	“Component” means a genuine P&WC part, necessary for the operation of the Engine, and normally supplied by P&WC as part of the Engine build specification unless otherwise specified within this Agreement;

1.8	“Consumable” means a Component which, by design, can only be used once and is replaced irrespective of apparent condition during the course of inspection, removal, maintenance, Repair or Overhaul;

1.9	“Customer Hold” means an Engine put on hold by Customer, irrespective of the stage of Engine Maintenance Services completed or to be completed. Reasons for Customer Holds may include but are not limited to events in which P&WC is awaiting; i) a purchase order from Customer; ii) confirmation of workscope by Customer; iii) a cost estimate approval from Customer; iv) information/data from Customer required to proceed with the Engine Maintenance Services; or v) the resolution of payment issues;

1.10	“Customer Profile” means Customer’s mission profile, fleet, operating and maintenance practices set forth herein;

1.11	“Designated Facility” means the facility designated to Customer by the FMP® PM, where Services covered by this Agreement shall be performed;

The disclosure of this document is subject to the restrictions of Article 14.0 contained herein	1

P&WC	Customer

Great Lakes Aviation

PT6A-67D TCP® # 03-1907	July 19, 2006

1.12	“Designated Analysis Center (DAC)” means the P&WC approved ECTM® supplier, which will be, for the purposes of this Agreement, Altair Avionics Corporation;

1.13	“ECTM®” means the P&WC engine condition trend monitoring program further described in paragraph 11.1 of this Agreement;

1.14	“Engine” means the P&WC turbine engines covered under this Agreement as specified in Annex A. The Engine is divided in 3 Modules - gas generator Module, power section Module and the HSI Module;

1.15	“Engine Cycle” means any Engine operational sequence involving an Engine start, aircraft take-off, flight and landing, culminating in an Engine shutdown. For the purpose of cycle calculation, refer to the definitions applicable to cycle calculation contained in the applicable service bulletin (SB14002) or in the airworthiness section of the applicable Engine maintenance manual;

1.16	“Engine Flying Hour “ means any 60-minute period of operation of an Engine on an aircraft in flight, irrespective of Engine Cycles during such period;

1.17	“Engine Maintenance Interval Escalation Program” means a monitoring program undertaken by P&WC and Customer to extend the maintenance interval of an Engine, Module or Component as specified in service bulletin SB14003, as may be amended from time to time;

1.18	“Engine Maintenance Services” means the Services that are covered on the face page of this Agreement;

1.19	“Engine Module or Module” means a power section, a gas generator section, or a HSI Module;

1.20	“Engine Flight Hours (EFH)” means the number of Flight hours accumulated by an Engine as indicated in the Engine logbook in accordance with the applicable regulatory agency requirements;

1.21	“Field Level Maintenance” means routine check inspection and malfunction rectification performed at base stations during transit, turnaround or night stop;

1.22	“FAA” means the United States Federal Aviation Administration;

1.23	“Fleet” means the aircraft owned and/or lawfully leased or operated by Customer powered with Engines covered under this Agreement;

1.24	“Flight” means a completed takeoff and landing of an aircraft;

1.25	“FMP®” means Fleet Management PlanTM, the budgeted maintenance agreement between Customer and P&WC pursuant to which P&WC supplies the Engine Maintenance Services specified in this Agreement and for which Services Customer pays P&WC an amount based on Customer’s Hourly Rate and Engine usage, as further described herein;

1.26	“FMP® PM” means FMP® Program Manager; designated by P&WC;

The disclosure of this document is subject to the restrictions of Article 14.0 contained herein	2

P&WC	Customer

Great Lakes Aviation

PT6A-67D TCP® # 03-1907	July 19, 2006

1.27	“FOD” means foreign object damage; damage to any portion of the aircraft Engine caused by impact or ingestion of birds, stones, hail or other debris that is not part of the Engine;

1.28	“Fuel Nozzle Kit” means the Components listed in Annex B, which can be removed from the gas generator;

1.29	“GLA Spares” means spare engines provided by GLA;

1.30	“Goods” means a P&WC Engine or, in relation thereto, any piece part, Component, Accessory, Module, furnishing or other equipment of any kind which is installed in or attached to it;

1.31	“Hourly Rate” means the dollar value per Engine Flight Hour to be paid for the Engine Maintenance Services covered under this Agreement;

1.32	“HSI” means hot section inspection, the removal and inspection of Engine combustion and turbine section Components, the repair or replacement of deteriorated Components, in compliance with the applicable Engine maintenance manual;

1.33	“HSI Components” means the Components described in Annex B, which can be removed from the gas generator section part of the Engine and sent to a Designated Facility for refurbishment prior to being returned for re-installment on the Engine;

1.34	“LCF Component(s)” means low cycle fatigue Component(s), Components whose service lives are limited to a specific number of cycles, as specified in the P&WC service bulletin SB14002;

1.35	“LRU” means line replaceable unit, a Component which may normally be removed and replaced with the Engine installed in the aircraft and as part of normal line maintenance activities;

1.36	“Material Adverse Change” means the occurrence of, or the failure to occur of, any event or series of events which either singly or in the aggregate would have a material adverse effect upon the general condition (financial or otherwise), the assets, property, business, or liabilities of the Customer or on the ability of the Customer to perform its obligations under this Agreement;

1.37	“NBUER” means non-basic unscheduled engine removal; an unscheduled engine removal caused by conditions or circumstances not directly related to the Engine, such as, without limitation, FOD, lightning strike, as further defined in Annex C herein;

1.38	“OEM” means original equipment manufacturer;

1.39	“Overhaul” means the Engine or Engine Module disassembly, inspection of all Components, the Repair or replacement of defective parts or LCF Component(s), NDT, re-assembly and testing of the Engine Module, all in accordance with the applicable P&WC Overhaul manuals. Once this process is completed, the Engine or Engine Module is considered to be “zero time”;

1.40	“Parties” means P&WC and Customer;

The disclosure of this document is subject to the restrictions of Article 14.0 contained herein	3

P&WC	Customer

Great Lakes Aviation

PT6A-67D TCP® # 03-1907	July 19, 2006

1.41	“P&WC Spares” has the meaning provided in Annex D hereof;

1.42	“P&WCL” means Pratt & Whitney Canada Leasing, Limited Partnership;

1.43	“PMA” means Parts Manufacturing Authorization;

1.44	“Power Charges” means the total charges payable by the Customer obtained by multiplying the Hourly Rate by the aggregate number of Engine Flight Hours used during the period;

1.45	“RACC” means Raytheon Aircraft Credit Corporation;

1.46	“Repair” means the Services necessary to return an Engine or Component to a serviceable condition;

1.47	“Services” means work performed or authorized by P&WC (including supply and fitting of Goods), comprising, without limitation, reconditioning, Overhaul, Repair, servicing, testing, and inspection work;

1.48	“Spare Engines” means GLA Spares; and

1.49	“Term Cost Plan” (TCP®) means the FMP® maintenance plan under which Customer pays, monthly for the duration of this Agreement, a predetermined Hourly Rate per Engine Flight Hour for the Services covered under this Agreement.

2.0	SCOPE OF SERVICES AND ENGINE ELIGIBILITY

2.1	P&WC shall supply to Customer, for Engines enrolled under this Agreement, the Engine Maintenance Services indicated on the face page hereof and further described in Annex C “Scope of Services” attached hereto.

2.2	Engines shall be eligible under this Agreement provided the following requirements are met:

2.2.1	All prior Overhauls and Repairs shall have been performed by a facility recognized by P&WC, in accordance with the OEM’s applicable manuals, instructions and recommendations; P&WC hereby acknowledges that Atlantic Turbines Inc.’s facilities (located in Prince Edward Island) and Standard Aero Limited’s facilities (collectively the “Former Repair Facilities”) are acceptable for the purposes of this paragraph;

2.2.2	Verification by P&WC that the Engines comply with the requirements established by the GLA Maintenance Program, it being understood, however, that any Engines covered by such program shall only be eligible under this Agreement if they are covered by a maintenance program which will incorporate, as a minimum, the maintenance tasks and intervals stipulated in Annex E;

2.2.3	Receipt by P&WC of two (2) original TCP® agreements duly executed by Customer.

The disclosure of this document is subject to the restrictions of Article 14.0 contained herein	4

P&WC	Customer

Great Lakes Aviation

PT6A-67D TCP® # 03-1907	July 19, 2006

2.3	The following Engines are not eligible under this Agreement:

2.3.1	Engines operated by military, paramilitary or other government agency without the prior knowledge and written approval of P&WC;

2.3.2	Except for the pool consisting of all GLA Engines (reference Annex A), Engines that have become part of any pool of engines, an arrangement by which a participant is entitled to exchange, withdraw and/or use engines held by another participant;

2.3.3	Engines used in dedicated trainer aircraft. Engines installed on aircraft used in typical pilot recurrent training programs are eligible under this TCP®;

2.3.4	Agricultural engines or engines operated for agricultural purposes; and

2.3.5	Aircraft used in external load applications including, but not limited to, fire prevention, logging, construction, canyon or sea rescue, external load training and banner towing.

3.0	EXCLUSIONS

3.1	In particular, and without limitation, all incremental costs incurred by P&WC that are directly attributable to any of the following exclusions below shall not be covered under this Agreement:

3.1.1	Field level maintenance activities and inspections, including but not limited to consumables and labour, as specified in the Engine and/or aircraft maintenance manuals or in service bulletins;

3.1.2	Repairs attributable to damage caused by an Engine mounted LRU or Accessory other than those supplied by P&WC as part of the Engine build specification;

3.1.3	Cost of Repairs attributable to damages caused by workmanship performed by facilities other than P&WC or the Designated Facility. P&WC acknowledges that engine maintenance services may have been performed on the Engines by the Former Repair Facilities prior to the inception of this Agreement. P&WC agrees that it will not claim from the Customer the costs of Repairs attributable to damages caused by workmanship performed by the Former Repair Facilities. However, the Customer shall provide P&WC with all reasonable assistance required to allow P&WC to recover any such costs from the Former Repair Facilities. In addition, and for greater certainty, the Customer acknowledges that under no circumstances shall the foregoing be interpreted or construed as an acceptance by P&WC to assume any liability, of any nature whatsoever, for damages that may be caused, directly or indirectly, to the Customer or any third party as a result of engine maintenance services performed by the Former Repair Facilities on the Engines prior to this Agreement.

3.1.4	At Customer’s request, use of new Components when exchange Components are available or Repair of Components is feasible;

3.1.5	Costs resulting from improper storage, usage, maintenance or operation of an Engine, Engine Module or Engine Component or Accessory, including improper

The disclosure of this document is subject to the restrictions of Article 14.0 contained herein	5

P&WC	Customer

Great Lakes Aviation

PT6A-67D TCP® # 03-1907	July 19, 2006

usage of ECTM® (Proper usage and maintenance are described in the P&WC Engine maintenance manual, P&WC service bulletins, applicable aircraft flight manual and airworthiness regulations);

3.1.6	Repairs attributable to damage caused by non-maintained or poorly maintained runways and landing areas;

3.1.7	Repair or Component replacement attributable to damage caused by corrosion, erosion or sulphidation, if P&WC’s recommendations in relation thereto are not complied with;

3.1.8	Cost of Repair or cost of Component replacement directly attributable to the use of Components not originating from P&WC or from a P&WC authorized vendor, or the use of Repairs or repair schemes not approved by P&WC, including but not limited to the use of FAA-PMA parts;

3.1.9	Any incremental costs related to Customer’s failure to comply with P&WC’s Commercial Support Programs within the deadlines specified in the relevant P&WC service bulletin or service information letter unless such delays are caused by part shortages;

3.1.10	Any and all costs related to or arising from Engine or Engine Module removals and installations, unless an Engine or Engine Module must be removed due to a P&WC commercially supported campaign, directive or program (including first run warranty) that provides support for removal and installation, transportation and/or shipping;

3.1.11	Unless otherwise specified herein, freight costs for Engine or Engine Module, unless an Engine or Engine Module must be transported to a shop due to a P&WC Commercial Support Program (including first run warranty) that provides freight support;

3.1.12	Costs of rental engine support, unless otherwise provided in this Agreement;

3.1.13	Tooling fees, hangar fees or any such related airport fees, taxes or duties or any other similar fees, levies or charges;

3.1.14	FOD, external damage to the Engine, Engine Module or Engine Component, collisions or rotor strikes, immersion in water, dropped Engine, Engine Module or Engine Component, rotor electrical leads shorting, accident, fire, flood, lightning strike, theft, explosion, riot, war, rebellion, seizure or any other belligerent acts;

3.1.15	Alteration, modification or tampering of any Engine, Engine Module or Engine Component after delivery by P&WC, which is either illegal or not specifically authorized by P&WC;

3.1.16	Use of Engine Components, Engine Modules or Engines from which P&WC’s name, part number, identification mark or serial number has been removed or defaced;

3.1.17	Use of stolen Engine Components, Engine Modules or Engines including without limitation, any Repair or Overhaul of such stolen Engine Components, Engine Modules or Engines and/or any resultant damage caused thereby;

The disclosure of this document is subject to the restrictions of Article 14.0 contained herein	6

P&WC	Customer

Great Lakes Aviation

PT6A-67D TCP® # 03-1907	July 19, 2006

3.1.18	Use of Engine Components, Engine Modules or Engines which have been involved in an accident where the subject Engine Components, Engine Modules or Engines failure is attributable to that accident;

3.1.19	Use of military Engine Components or Engine Components used in military or para-military operations;

3.1.20	Engine or module shop visits when said engine or module is removed solely for Customer’s convenience;

3.1.21	Any and all costs related to or arising from Customer’s failure to comply with the terms and conditions of this Agreement; and

3.1.22	Any other factor which:

•	is beyond P&WC’s reasonable control;

•	occurred without fault or negligence of P&WC;

•	could not have been reasonably foreseen by P&WC; and

•	could not have been prevented by means reasonably available to P&WC.

4.0	CONDITIONS OF SALE

4.1	All sales of Engine Maintenance Services by P&WC to Customer covered hereunder shall be subject to the terms and conditions of this Agreement, including all of its Annexes. Services outside of or excluded from this Agreement shall be subject to the terms and conditions of a separate Repair and Overhaul Agreement. Purchase orders or any other document issued by Customer as part of the maintenance activity covered by this Agreement shall be deemed to incorporate the terms and conditions of this Agreement by reference, to the exclusion of any other terms or conditions which may be contained in such purchase orders or other documents.

5.0	DELIVERY

5.1	Incoterms. P&WC will deliver the Goods covered under the Engine Maintenance Services to Customer’s carrier FCA (Free Carrier Aboard, Incoterms 2000) P&WC’s Designated Facility. Title and risk of loss or damage shall pass to Customer on delivery.

5.2	Freight Costs. P&WC will assume repair and overhaul related freight charges from P&WC’s Designated Facility to Customer’s facility within the continental United States.

6.0	COMPONENT REPLACEMENT

6.1	Upon embodiment of new or exchange Components covered by this Agreement into an Engine, the Parties agree that the newly embodied Component shall become the property of Customer, and the removed Component shall become the property of P&WC. Components which are removed at Overhaul and which have value will be returned by P&WC to the Customer upon mutually agreeable delivery terms.

The disclosure of this document is subject to the restrictions of Article 14.0 contained herein	7

P&WC	Customer

Great Lakes Aviation

PT6A-67D TCP® # 03-1907	July 19, 2006

7.0	PAYMENT/ TCP® HOURLY RATE ADJUSTMENT

7.1	During the term of this Agreement, Customer shall (further to paragraph 10.13) pay monthly an amount calculated by multiplying the total Engine Operating Hours of the Fleet for the month by the Hourly Rate. These monthly payments shall be received by P&WC no later than the last day of the following month, , in accordance with P&WC’s payment instructions listed in Annex H.

7.1.1	Based on Annex F, it is estimated the Customers Fleet shall have a monthly EFH of XXXXX[1] hours, translating into monthly EFH payments of approximately XXXXXXXXXX[1].

Each such payment shall be considered final. However, should P&WC discover, at any time during a period of twelve (12) months following the issuance of an invoice, the existence of a material discrepancy relative to such invoice between the Engine Flight Hours reported by the Customer or estimated by P&WC, as the case may be, and the actual Engine Flight Hours relative to the Engines (as recorded in the flight logsheets, Engine logbooks or other recognized registers), P&WC will provide the Customer with a written notice thereof within thirty (30) days of the discovery of such material discrepancy. The notice shall contain a reasonably detailed account of P&WC’s claim. In such event, the amounts owed by the Customer to P&WC shall be paid by the Customer no later than thirty (30) days after the receipt by the Customer of P&WC’s notice.

7.2	Customer shall also pay, when due, all charges invoiced by P&WC for work outside of or excluded from the Engine Maintenance Services covered under this Agreement at the then current P&WC labor and material rates. P&WC may review or revise the terms of payment and credit limit from time to time. For work invoiced for Services rendered outside or excluded from the Engine Maintenance Services, payments by Customer shall be received by P&WC within thirty (30) days from date of receipt of invoice by Customer. Notwithstanding the foregoing, charges which are in good faith dispute in accordance with Section 7.7 hereof will only be paid upon resolution of such dispute.

7.3	For all late payments, Customer shall be liable for interest at a rate of 8% per annum or the U.S. prime rate plus five percent (5%), whichever is greater, without exceeding the maximum rate allowed per applicable law. In addition, Customer shall reimburse P&WC for all attorneys’ fees and other expenses incurred by P&WC in recovering any sums due from Customer.

7.4	Mid-Life\Overhaul Conversion. From time to time P&WC may accommodate the Customer to convert a scheduled mid-life event to an Overhaul event (the “Overhaul Option”), provided that:

•	Customer notifies P&WC of its exercise of the Overhaul Option prior to the shipment of the Engine to P&WC;

•	Customer is not in material default of its obligations under this Agreement; and

•	P&WC accepts Customer’s exercise of the Overhaul Option.

[1]	Material omitted pursuant to a request for confidential treatment. Omitted material has been furnished separately to the SEC.

The disclosure of this document is subject to the restrictions of Article 14.0 contained herein	8

P&WC	Customer

Great Lakes Aviation

PT6A-67D TCP® # 03-1907	July 19, 2006

In addition, Customer agrees that:

•	the cost difference as further described in Section 15.4, between the scheduled mid-life event and the Overhaul event shall be borne by the Customer; and

•	any such costs shall be paid by Customer to P&WC prior to the shipment of the Engine by P&WC.

Note: P&WC reserves the right to limit the Overhaul Option or remove the option all-together unless the Customer reasonably demonstrates the need for such option.

7.5	In the event shipment of Goods is delayed due to actions or omissions of Customer, P&WC may at its discretion charge reasonable storage fees.

7.6	The Hourly Rate shall be subject to annual escalation at the following rates, to be applied on April 1st of each year:

	April 1, 2004 to March 30, 2005	April 1, 2005 to March 30, 2006	April 1, 2006 to March 30, 2007	April 1, 2007 to March 30, 2008	April 1, 2008 to March 30, 2009	April 1, 2009 to March 30, 2010	April 1, 2010 to June 30, 2011
Escal.	N|A	XXXX[1]	XXXX[1]	XXXX[1]	XXXX[1]	XXXX[1]	XXXX[1]

7.7	In the event Customer disputes invoice charges, Customer shall notify P&WC in writing of the reasons for disputing the invoice within thirty (30) days of the date of receipt of the invoice by Customer.

7.8	P&WC shall have the right, upon written notice to the Customer, to review the Customer’s financial position at any time and from time to time during the period covered by this Agreement. The Customer shall, in such event, supply to P&WC the latest audited financial statements, the most recent un-audited financial statements.

8.0	TAXES/DUTIES/OTHER CHARGES

8.1	Except as otherwise specified herein, Customer is responsible for all taxes (excluding taxes based on P&WC’s net income), duties and other charges of any nature whatsoever, including interest and penalties thereon, arising from the sale, delivery or use of the Goods or from the provision of Services under this Agreement, and will reimburse P&WC for any such charges P&WC may be required to pay directly to a governmental authority or to a facility designated by P&WC which performs any of the Services covered under this Agreement.

[1]	Material omitted pursuant to a request for confidential treatment. Omitted material has been furnished separately to the SEC.

The disclosure of this document is subject to the restrictions of Article 14.0 contained herein	9

P&WC	Customer

Great Lakes Aviation

PT6A-67D TCP® # 03-1907	July 19, 2006

9.0	HOURLY RATE ADJUSTMENT

9.1	The Hourly Rate is based on the Fleet described in Annex A and on the Customer’s Profile represented and warranted by the Customer as described in Annex F herein. Any material modifications to Customer’s Profile or changes in its geographical or operating environment must be immediately reported to P&WC and may result in an Hourly Rate adjustment. Any Fleet Changes (as defined below) must also be immediately reported to P&WC and may result in an Hourly Rate adjustment, in the manner contemplated herein below. Subject to the following sentence, P&WC also reserves the right to adjust the Hourly Rate in circumstances where Customer does not adhere to the Engine maintenance conditions set forth in Annex E or is otherwise in default under this Agreement. Any Hourly Rate adjustment proposal made by P&WC as a result of default of Customer pursuant to the terms of this Agreement (which proposal shall include the calculations of such adjustment in sufficient details to enable Customer to make an informed decision with respect thereto) shall have to be agreed upon by Customer before it can take effect. If Customer refuses any such proposal for an Hourly Rate adjustment or is deemed to have refused by not replying to any such proposal within 10 days of its receipt, the Parties shall diligently deploy commercially reasonable efforts to establish a mutually agreeable alternative to the proposed Hourly Rate adjustment within 30 days of Customer’s refusal or deemed refusal thereof, failing which P&WC shall have the right to terminate this Agreement as per the provisions of Section 15.1.

9.2	Fleet Changes. The Hourly Rate shall, from time to time, be adjusted in the event that Engines are added to or removed from the Fleet (“Fleet Change(s)”), independent of any changes to the Customer’s Mission Profile as described in Annex F.

9.3	Addition of Engines. The calculation of the adjustment for adding Engines shall be based on the following formula:

A + B
(C – D)+E

where,

A =	Forecasted increase of expenses related to Engine Maintenance Services attributable to Fleet Changes;

B =	Remaining total Power Charges as of the date of the Fleet Change;

C =	Total forecasted Engine Flight Hours under this Agreement;

D =	Total Engine Flight Hours forecasted to have been flown by the Customer as of the date of the Fleet Change; and

E =	Forecasted increase of Engine Flight Hours due to the Fleet Change.

The disclosure of this document is subject to the restrictions of Article 14.0 contained herein	10

P&WC	Customer

Great Lakes Aviation

PT6A-67D TCP® # 03-1907	July 19, 2006

9.4	Reduction of Engines. The calculation of the adjustment for reducing Engines shall be based on the following formula:

B - A
(C – D)-E

where,

A =	Forecasted reduction of expenses related to Engine Maintenance Services attributable to Fleet Changes;

B =	Remaining total Power Charges as of the date of the Fleet Change;

C =	Total forecasted Engine Flight Hours under this Agreement;

D =	Total Engine Flight Hours forecasted to have been flown by the Customer as of the date of the Fleet Change; and

E =	Forecasted reduction of Engine Flight Hours due to the Fleet Change.

10.0	PARTIES’ RESPONSIBILITIES

10.1	Designated Facility. For the performance of any Services under this Agreement, Customer shall contact its FMP® PM to obtain confirmation of the Designated Facility. Any work effected or completed without obtaining such confirmation from the FMP® PM shall be at Customer’s entire expense.

10.2	FMP® PM. The FMP® PM shall:

a)	Identify the Designated Facility; and

b)	define the extent of work to be performed on Engine(s) or Components.

10.3	Unscheduled Repairs. When Customer believes an Engine needs unscheduled Repair and removal, Customer shall perform the standard on-wing maintenance manual level troubleshooting. If such troubleshooting is unsuccessful in returning the Engine to serviceability, Customer shall immediately advise the FMP® PM prior to Engine removal.

10.4	Engine Removals. Upon the execution of this Agreement the FMP® PM, P&WC and Customer, as applicable, shall agree to a scheduled Engine removal plan. Customer shall inform P&WC of all Engines or Engine Modules removals and installations, at time of removal or installation, or upon P&WC’s request. Subject to paragraph 3.1.10 herein, Customer shall be responsible for all Engine, Module and Component removals and installations, including any costs related to these activities.

10.5	In addition, Customer shall inform P&WC, within 24 hours, of all unscheduled Engine, Engine Module or Engine Component removals, and, as soon as reasonably possible, of any known or suspected damage to an Engine, Engine Module or Engine Component.

10.6	Access for P&WC Personnel. Customer shall allow P&WC’s personnel reasonable access to the Engines and any removed Components, its quality system, as well as all other relevant operating and maintenance records maintained by Customer, including the Engine log books.

The disclosure of this document is subject to the restrictions of Article 14.0 contained herein	11

P&WC	Customer

Great Lakes Aviation

PT6A-67D TCP® # 03-1907	July 19, 2006

10.7	Engine data. At the time of each shop visit, Customer shall supply P&WC with the following information (as applicable) for the Engine, the Engine Modules or Components:

•	Time Since New (TSN)

•	Time Since Repair (TSR)

•	Time Since Overhaul (TSO)

•	Time Since Hot Section Inspection (TSHSI)

•	Reasons for Removal

SB 14003 requires to track actual TSN & TSO for the following items:

•	Engine related accessories

•	Main Line Bearings # 1 & # 4

•	First stage Sun Gear

•	PT blades, second stage

10.8	Hardware: At the time of engine shop visits, Customer shall supply to PWC the last installed oil and fuel filters.

10.9	Engine Logbook. Customer shall ensure that all sections of the Engine logbook are properly completed when providing the Engine Logbook together with the Engine at time of shop-visit.

10.10	Engine Operation and Maintenance. Customer shall operate the Engines in accordance with the applicable OEM aircraft operating manual under the aircraft type certificate, and Customer’s Profile set forth in Annex F and shall, as a minimum, maintain the Engines in accordance with the provisions of Annex E. In addition, Customer shall ensure that recommendations made by P&WC will not be unreasonably disregarded by Customer.

10.11	Engine Trained Mechanics. Customer shall maintain, at all times during this Agreement, a minimum of two (2) mechanics, duly trained by P&WC and current with any additional P&WC training. Customer shall ensure that any Overhaul Manuals tasks which may be performed by Customer shall only be performed by such mechanics.

10.12	Engine Operating Hours. Customer shall declare to P&WC, no later than ten (10) days following signature of this Agreement, the Engine Flight Hours and cycles of each Engine at time of Agreement start date.

10.13	Customer shall, at the end of each month during the term of this Agreement, calculate the total Engine Flight Hours and cycles for each Engine and submit to P&WC, no later than the fifth (5th) working day of the following month, a report similar to the form set out in Annex G containing all information required therein. If Customer fails to submit the Engine Hours within the prescribed delays, P&WC will estimate the hours flown for that month and invoice Customer accordingly.

10.14	Invoice. P&WC will issue an invoice calculated by multiplying the total Engine Flight Hours of the Fleet for the month by the Hourly Rate upon receipt of Customer’s report of Engine Flight Hours.

The disclosure of this document is subject to the restrictions of Article 14.0 contained herein	12

P&WC	Customer

Great Lakes Aviation

PT6A-67D TCP® # 03-1907	July 19, 2006

10.15	Corrosion, erosion, sulphidation. Customer shall notify P&WC within 48 hours if evidence of corrosion, erosion or sulphidation is detected during maintenance inspection.

10.16	Operating Environment. Customer warrants to P&WC that the Engine has not and shall not be operated in military, para-military or any other unusual service for which the aircraft has not been designed and certified by the original airframe manufacturer.

10.17	Documentation. When requested, Customer shall provide P&WC with all the necessary documents to enable P&WC to fulfill its obligations under this Agreement or, to verify Customer’s compliance with this Agreement.

10.18	Removals and Installations. Subject to paragraph 3.1.10 herein, the Customer shall be responsible for all Engine or Engine Module removals and installations, including any costs related to these activities.

10.19	Collaboration. Both Parties shall continuously work together to minimize operating costs, maximize on-wing time of the Engines, actively participate in P&WC’s Engine Maintenance Interval Escalation Program and help identify cost reduction opportunities. The application of any benefits generated as a result of the foregoing shall be shared as mutually agreed upon by the Parties.

11.0	DAC SERVICES

11.1	ECTM®. Customer shall utilize ECTM® in accordance with the P&WC Service Information Letter (SIL) G-055. Customer shall be obligated to:

11.1.1	immediately register with Altair Avionics Corporation;

11.1.2	execute all agreements required by Altair Avionics Corporation to give effect to the aforesaid registration and the provision of services contemplated in Annex I hereof (the “DAC Services”); and

11.1.3	provide Altair Avionics Corporation on a weekly basis, the necessary ECTM® data as well as all other information, in any form whatsoever, as may be reasonably required by Altair Avionics Corporation.

11.2	Contact Person. Customer will provide P&WC with the contact information relative to the person who will have the responsibility of managing Customer’s obligations in relation to the DAC Services.

11.3	Data. Customer will provide electronic data to the Altair Avionics Corporation at an interval not to exceed one week. Subject to sections 11.4 to 11.7 hereof, Altair Avionics Corporation will update and interpret the data, as well as identify any maintenance requirements within 1 working day. Customer shall comply with and respond to these maintenance requirements in a timely fashion. If applicable or necessary, P&WC will supply Customer with ETCM® software at no cost to Customer.

The disclosure of this document is subject to the restrictions of Article 14.0 contained herein	13

P&WC	Customer

Great Lakes Aviation

PT6A-67D TCP® # 03-1907	July 19, 2006

11.4	Disclaimer. ANY DAC SERVICES CONTEMPLATED IN ANNEX I HEREOF (INCLUDING WITHOUT LIMITATION TURBINETRACKER™ AND ANY SOFTWARE) WHICH MAY BE PROVIDED BY P&WC OR THE DAC ARE PROVIDED “AS IS,” AND P&WC DISCLAIMS ALL REPRESENTATIONS OR WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, ORAL OR WRITTEN, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE OR NONINFRINGEMENT, NON-INTERFERENCE WITH ENJOYMENT, OR ACCURACY, AND ALL WARRANTIES IMPLIED FROM ANY COURSE OF DEALING OR USAGE OF TRADE. ALL REPORTS FURNISHED TO CUSTOMER AS A RESULT OF THE DAC SERVICES MAY BE BASED ON INFORMATION FURNISHED BY CUSTOMER OR OTHER OWNERS OR OTHER OPERATORS OF MONITORED ENGINES; NEITHER P&WC NOR THE DAC SHALL HAVE LIABILITY FOR ANY ERRORS IN OR OMISSIONS FROM THE DATA AND REPORTS PROVIDED TO CUSTOMER, OTHER OWNERS OR OTHER OPERATOR. IT IS CUSTOMER’S RESPONSIBILITY TO DETERMINE THE SUITABILITY OF THE SERVICES FOR CUSTOMER’S PURPOSES. CUSTOMER ACKNOWLEDGES THAT 100% AVAILABILITY IS NOT REALIZABLE AND THAT INACCURACIES OR MALFUNCTIONS MAY OCCUR.

11.5	Airworthiness. WITHOUT LIMITING ANY OTHER EXCLUSION OF WARRANTY, P&WC MAKES NO WARRANTIES THAT THE DAC SERVICES ALLOW CUSTOMER OR THE OWNERS OR THE OPERATORS OF AN AIRCRAFT TO DETERMINE THE AIRWORTHINESS OF SUCH AIRCRAFT. CUSTOMER IS SOLELY RESPONSIBLE FOR DETERMINING THE AIRWORTHINESS OF THE AIRCRAFT, AT ALL TIMES, IN ACCORDANCE WITH ALL APPLICABLE REQUIREMENTS, INCLUDING WITHOUT LIMITATION, FROM THE MANUFACTURER(S) AND ALL RELEVANT REGULATORY AUTHORITIES.

11.6	Indemnification. Customer will defend, indemnify and hold harmless P&WC and its affiliates, directors, officers, employees, shareholders, representatives, agents, servants, predecessors, successors, and permitted assigns (each an “Indemnitee”) from and against any claim, suit, demand, loss, damage, expense (including reasonable attorneys’ fees and costs) or liability that may result from, arise out of or relate to (a) Customer’s breach of any agreement between Customer and Altair Avionics Corporation; (b) Customer’s use of or access to any DAC Services provided by Altair Avionics Corporation; c) Customer’s negligence or willful misconduct in relation to the DAC Services; or (d) any personal injury or property damage arising with respect to any aircraft owned or operated by Customer with respect to which any DAC Services are provided, but only to the extent not caused (i) by the negligence or willful misconduct of P&WC, or (ii) the DAC Services.

The disclosure of this document is subject to the restrictions of Article 14.0 contained herein	14

P&WC	Customer

Great Lakes Aviation

PT6A-67D TCP® # 03-1907	July 19, 2006

11.7	LIMITATION OF LIABILITY. THE LIMIT OF P&WC AND THE DAC’S LIABILITY (WHETHER IN CONTRACT, TORT, NEGLIGENCE, STRICT LIABILITY IN TORT OR BY STATUTE OR OTHERWISE) CONCERNING PERFORMANCE OR NON-PERFORMANCE BY P&WC OR THE DAC, OR IN ANY MANNER RELATED TO THE DAC SERVICES, FOR ANY AND ALL CLAIMS, WILL NOT IN THE AGGREGATE EXCEED THE PAYMENTS MADE BY CUSTOMER TO P&WC HEREUNDER WITHIN THE 6 MONTHS PRIOR TO THE DATE THE CLAIM AROSE. CUSTOMER RELEASES P&WC AND THE DAC FROM AND AGAINST ALL LIABILITY BEYOND SUCH MAXIMUM LIABILITY. NEITHER P&WC NOR THE DAC WILL BE LIABLE FOR ANY LOSS OF DATA, PROFITS, SAVINGS, USE OR BUSINESS; FOR DELAYS, INCONVENIENCE OR BUSINESS INTERRUPTION; OR FRUSTRATION OF ECONOMIC OR BUSINESS EXPECTATIONS, NOR FOR ANY SPECIAL, INCIDENTAL, INDIRECT, EXEMPLARY, CONTINGENT, PUNITIVE OR CONSEQUENTIAL DAMAGES ARISING OUT OF OR IN CONNECTION WITH THE DAC SERVICES WITHOUT REGARD TO WHETHER P&WC HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. NEITHER P&WC NOR THE DAC WILL BE LIABLE OR RESPONSIBLE FOR ANY ANALYSIS, INTERPRETATION OR APPLICATION OF ANY INFORMATION OR DATA PROVIDED VIA THE DAC SERVICES. THESE LIMITATIONS ARE INDEPENDENT FROM ALL OTHER PROVISIONS OF THIS AGREEMENT AND WILL APPLY NOTWITHSTANDING THE FAILURE OF ANY REMEDY PROVIDED HEREIN.

11.8	Third Party Beneficiaries. Altair Avionics Corporation is an intended beneficiary of this Section 11.0.

11.9	ADAS+ Arrangements. The Parties acknowledge and agree that terms under which the Engine Maintenance Services are to be provided to the Customer are predicated on the Parties’ fulfillment of the following arrangements regarding the ADAS+ (Automatic Data Acquisition System), namely:

11.9.1	The Parties shall make arrangements to diligently install, at no cost to the Customer, at least three (3) ADAS+ systems on the Fleet. Such installation shall be completed within a period of 60 days from the date of signature of the amended and revised Agreement;

11.9.2	The Customer shall thereafter use and operate each ADAS+, at no cost, in accordance with applicable directives and instructions for a period of at least three (3) months from the date of installation of each such ADAS+ (the “Initiation Period”);

11.9.3	After the completion of the Initiation Period, the Parties shall make arrangements to install, within a six (6) month period after the Initiation Period and at no cost to the Customer, the ADAS+ on the remaining Fleet, unless the Customer can reasonably demonstrate that the ADAS+ system has adversely impacted its operations of the Fleet other than any reasonable down time due to installation and maintenance of the system. In such event, the Parties shall make arrangements to have such systems removed from the entire Fleet, at no cost to the Customer and with due consideration for the Customer’s business requirements.

In light of the foregoing, should the ADAS+ be removed from the Fleet in the manner contemplated above, the Engine maintenance coverage provided to the Customer under the terms of the then current Agreement will need to be revised.

The disclosure of this document is subject to the restrictions of Article 14.0 contained herein	15

P&WC	Customer

Great Lakes Aviation

PT6A-67D TCP® # 03-1907	July 19, 2006

12.0	DELAY

12.1	P&WC is not responsible for any failure or delay in performance resulting from Customer Holds as well as causes which are (i) beyond P&WC’s reasonable control; (ii) occurred without fault or negligence of P&WC; (iii) could not have been reasonably foreseen and; (iv) could not have been prevented by means reasonably available to P&WC. These may include but are not limited to events such as acts of government, court order, civil unrest, sabotage, adverse weather conditions, labour trouble and shortage of materials or services. P&WC will give timely notice to Customer of any such event and will endeavor to avoid or remove the cause and resume performance with minimum delay. The time for delivery will be extended accordingly.

13.0	WARRANTY & LIMITATION OF LIABILITY

13.1	This Agreement is in lieu of the warranty and service policy applicable to Customer’s Engine(s) and Customer hereby assigns to P&WC the rights and remedies thereunder in respect of Repairs arising during the term of this Agreement. Any P&WC workmanship warranty costs will be absorbed by P&WC (or its contractors) outside the TCP®. Upon termination of this Agreement, any remaining warranty & service policy coverage will return to Customer and P&WC will extend to Customer any available warranty received by the service provider on work performed hereunder. For greater certainty, P&WC will provide to Customer, upon termination of this Agreement, the available warranty relative to Repair and Overhaul Services performed by P&WC as indicated in Annex J hereof. For greater certainty, LRU’s will be subject to P&WC’s Repair & Overhaul warranty.

13.2	P&WC is responsible for the defense of any claim, alleging infringement of a Canadian or United States patent by sale or use, without further combination, of new parts incorporated in the Goods provided the Customer gives P&WC prompt written notice of the claim, and full information and authority to defend it. P&WC’s responsibility includes all expenses of defense and payment of costs and damages for patent infringement awarded by the court or agreed to by P&WC. If use or sale of the Goods is finally prohibited, P&WC will, at its option (i) procure the right for sale or use, (ii) modify or replace the Goods to avoid infringement or (iii) take back the Goods and refund the price (less a reasonable allowance for use or damage). The Customer will hold P&WC harmless against any claim of patent infringement arising out of compliance with a design or specification furnished by Customer.

13.3	The Services and remedies provided by P&WC under this Agreement are accepted by the Customer in lieu of all other warranties expressed, implied or any obligation or liability of P&WC in contract or in tort whether or not arising out of negligence. The Customer’s remedies with respect to the warranties set forth in this Section 13.0 in relation to the Services provided hereunder are expressly limited to those set out in this Agreement, to the exclusion of any and all other remedies including, without limitation, indirect, incidental or consequential damages. Indirect, incidental or consequential damages include, without limitation, economic loss, loss or damage to any property or person or any other exemplary, punitive or similar damages, as well as expenses incurred external to the Engines as a result of any of the Services provided hereunder.

The disclosure of this document is subject to the restrictions of Article 14.0 contained herein	16

P&WC	Customer

Great Lakes Aviation

PT6A-67D TCP® # 03-1907	July 19, 2006

13.4	Notwithstanding the foregoing, P&WC will indemnify and hold Customer harmless in the event that a third party holds Customer liable for damages (including reasonable attorneys’ fees) caused directly by the provision of any Service P&WC has provided to Customer; provided, however, that P&WC shall not be responsible for any indirect, incidental or consequential damages incurred by the Customer or any such third parties including, without limitation, economic loss, loss or damage to any property or person and any other exemplary, punitive or similar damages.

14.0	NON-DISCLOSURE

14.1	Save and except for disclosures (i) required to be made pursuant to applicable statute or government regulation or (ii) to be made pursuant to any bona fide request from a Party’s lenders or insurance carriers or potential lenders or insurance carriers, provided such lenders or insurance carriers execute prior to disclosure, a non-disclosure agreement in form and substance satisfactory to the other Party, acting reasonably, neither Party shall disclose without the prior written approval of the other Party, any information regarding terms and conditions of this Agreement to any third party, nor advertise or release any publicity concerning this Agreement. The provisions of this paragraph shall survive termination of this Agreement. The Parties acknowledge that should any lender or insurance carrier refuse to execute the required non-disclosure agreement, the Parties shall diligently make other mutually agreeable arrangements relative to the disclosure of this Agreement and its content.

14.2	P&WC reserves the right to disclose the terms and conditions of this Agreement to any of its affiliates on a “need to know” basis.

15.0	TERMINATION

15.1	In the event that either Party is in default of any provision of this Agreement and remains in default for a period of fifteen (15) days after receipt of written notice thereof from the other, such other Party may, without prejudice to any rights and remedies otherwise provided under this Agreement or by law, suspend the Services under this Agreement from the date of the written notice for default and terminate this Agreement by notice at any time after the fifteen (15) day period, subject to any accrued obligations existing at the date of termination.

15.2	P&WC shall have the right, but not the obligation, to terminate this Agreement, without further notice or delay to the Customer, in the event that the Customer’s accrued financial obligations to P&WC under this Agreement exceed the guarantee provided by RACC under the RACC Backstop Agreement.

15.3	Either Party (the “Terminating Party”) may terminate this Agreement for any reason, provided the Terminating Party:

15.3.1	is not in default under this Agreement;

15.3.2	provides the other Party (and RACC) with a three (3) month prior written notice of termination; and

15.3.3	complies with the provisions of this Article 15.0, including, without limitation, Sections 15.4 to 15.6, as applicable to the Terminating Party.

The disclosure of this document is subject to the restrictions of Article 14.0 contained herein	17

P&WC	Customer

Great Lakes Aviation

PT6A-67D TCP® # 03-1907	July 19, 2006

Without limiting the generality of the foregoing, should the Terminating Party be the Customer, it shall not have the right to exercise the termination option provided under this paragraph (i) if it is in default under the terms of any agreement it may have executed with RACC relative to the Aircraft, including, without limitation, the payment of all sums due to RACC thereunder or (ii) if it still has outstanding indebtedness to RACC, unless RACC consents to such termination in writing.

15.4	Upon termination of the Agreement by P&WC under Section 15.1 or 15.2 above or upon termination of the Agreement by any Party pursuant to Section 15.3 or 15.9, P&WC shall, within 30 days of the date of termination, provide the balance of Customer’s FMP® account, with relevant documentation as deemed appropriate by P&WC, which shall be calculated as follows:

1.	The aggregate amount of monthly payments received from Customer under the Agreement covering the period from the date of inception of this Agreement forward

Less

2.	The aggregate amount of all Services provided by P&WC under the Agreement, valued at the event cost established below, and as adjusted from time to time as contemplated in this Agreement.

ITEM	EVENT COST (2004) USD
Gas Generator Overhaul	xxxxx[1]
Gas Generator Midlife	xxxxx[1]
Power Section Overhaul	xxxxx[1]
Power Section Midlife	xxxxx[1]
HSI Component Refurbishment	xxxxx[1]
BUER	xxxxx[1]
LCF Components	P&WC Price List 501 less xxxx[1]

[1]	Material omitted pursuant to a request for confidential treatment. Omitted material has been furnished separately to the SEC.

The disclosure of this document is subject to the restrictions of Article 14.0 contained herein	18

P&WC	Customer

Great Lakes Aviation

PT6A-67D TCP® # 03-1907	July 19, 2006

15.5	In the event that the balance of Customer’s FMP® account determined pursuant to Section 15.4 is positive (monthly payments received exceed aggregate amount of services provided under the Agreement from the date of the Agreement forward), P&WC shall, within 60 days from the date of the termination notice, reimburse 100% of the positive balance to the Customer, less any amounts due to P&WC by Customer under any other agreement with P&WC, including, without limitation, any negative reserve under any other agreement between P&WC and Customer.

15.6	In the event that the balance of Customer’s FMP® account determined pursuant to Section 15.4 is negative (monthly payments received are less than the aggregate amount of services provided under the Agreement from the date of the Agreement forward), the Customer shall, within 60 days from the date of termination notice, pay to P&WC 100% of the negative FMP® balance.

15.7	Except in the case of a termination for convenience under Section 15.3, any payment made to a Party pursuant to Sections 15.5 or 15.6, as the case may be, shall be without prejudice to any of such Party’s rights to claim actual damages pursuant to this Agreement or at law, provided such Party is not the party in default hereunder.

15.8	Should the Customer be indebted to P&WC upon the occurrence or by reason of a default under this Agreement (the “Customer’s Debt”) and that the Customer does not, for any reason whatsoever, pay the Customer’s Debt at the earliest of (i) the prescribed delay(s) to effect such payment or (ii) thirty (30) days from the date of such default, P&WC shall have the right to apply any sums that P&WC may have received from the Customer, whether under the terms of this Agreement or any other agreement(s) executed with the Customer, as a reduction to the Customer’s Debt, without further notice or delay to the Customer.

15.9	Either Party may terminate this Agreement at any time by written notice to the other if the other Party becomes insolvent or performs or permits any act of bankruptcy, liquidation, or if a receiver, trustee or custodian is appointed of the other Party or a substantial part of the other Party’s property.

15.10	In the event that an Engine is damaged by accident and deemed by P&WC to be beyond economical Repair, or deemed by P&WC not to be recoverable due to theft or loss, or is transferred to a third party by sale or otherwise, performance of all obligations of the Parties under this Agreement, except for the Customer’s obligation to make any payment due to P&WC hereunder, for such Engine shall be completed up to the date of such event and shall cease thereafter.

16.0	EXPORT CONTROLS

16.1	This Agreement is subject to Canadian, U.S. or other country’s export control regulations.

16.2	P&WC:

•	will apply and pay for any necessary export permit/license required for shipment from a Designated Facility to the Customer’s location as required;

•	cannot be held responsible for the issuance, or renewal of export license/permits;

The disclosure of this document is subject to the restrictions of Article 14.0 contained herein	19

P&WC	Customer

Great Lakes Aviation

PT6A-67D TCP® # 03-1907	July 19, 2006

16.3	Customer:

•	will apply and pay for any necessary export license/permit required for shipment from Customer’s facility to a P&WC location as required;

•	cannot be held responsible for the issuance or renewal of export license/permits.

Note:	Neither Party will be held responsible for cost(s)/expenses incurred by either Party should export license/permit not be issued and/or renewed by a government authority.

17.0	GENERAL TERMS

17.1	All notices required to be given pursuant to this Agreement shall be in writing and shall be considered as duly delivered when sent by registered mail to the other Party at the address stated on the face page of this Agreement (in the case of the Customer, to the attention of the President) or such other address as either Party shall advise the other in writing.

17.2	Neither Party may assign this Agreement in whole or in part without the written consent of the other.

17.3	This Agreement with its Annexes constitutes the sole and entire Agreement between the Parties with regard to the subject matter hereof and supersedes all other contracts, agreements or understandings including, without limitation, Customer’s purchase orders or P&WC’s acknowledgment thereof.

17.4	This Agreement shall be governed and interpreted in accordance with the laws in force in the State of New York.

17.5	No modification of this Agreement shall be binding unless agreed to by a written instrument executed by duly authorized representatives of both Parties.

17.6	Recourses are cumulative and not alternative. Singular includes the plural.

17.7	Any concession, latitude or waiver allowed by either Party to the other at any time shall not prevent such party from subsequently enforcing its rights and shall not be deemed a waiver of any subsequent breach.

17.8	The Parties have requested this Agreement, including all of its Annexes, to be drawn in the English language.

17.9	Each of the parties has been given the opportunity to review this Agreement with legal counsel.

17.10	This Agreement is the result of negotiation between all parties hereto. Accordingly, no provision of this Agreement shall be interpreted for or against any party hereto on the basis that such party was the draftsman of such provision, and no presumption or burden of proof shall arise disfavoring or favoring any party by virtue of the authorship of any of the provisions of this Agreement.

The disclosure of this document is subject to the restrictions of Article 14.0 contained herein	20

P&WC	Customer

Great Lakes Aviation

PT6A-67D TCP® # 03-1907	July 19, 2006

17.11	Each of the parties hereto represents to the other that (a) it has full power, authority and legal right to enter into and perform this Agreement, (b) the execution, delivery and performance of this Agreement has been duly authorized by all necessary action on each party’s part, does not require any approvals or consents except such approvals and consents as have heretofore been duly obtained or which are specifically enumerated herein to which this Agreement is subject, and (c) this Agreement does not contravene any law binding on either of the parties or contravene any agreement to which either of the parties hereto is a party or by which it is bound, or any law, governmental rule, regulation or order. Upon request, each of the parties will provide the other party with documentary evidence of its authority to enter into this Agreement.

17.12	The provisions of this Agreement shall be severable, and if any provision shall be invalid, illegal or incapable of being enforced by reason of any rule of law, administrative order, judicial decision or public policy, all other provisions contained herein shall, nevertheless, remain in full force and effect.

17.13	The captions or headings in this Agreement are made for convenience and general reference only and shall not be construed to describe, define or limit the scope or intent of the provisions of this Agreement.

17.14	This Agreement may be executed in several counterparts, each of which, when so executed, shall be deemed to be an original, and such counterparts shall, together, constitute and be one and the same instrument.

17.15	All annexes and exhibits referred to in this Agreement and attached hereto are by this reference incorporated as an integral part of this Agreement, subject to the terms and conditions set forth herein.

The disclosure of this document is subject to the restrictions of Article 14.0 contained herein	21

P&WC	Customer

Great Lakes Aviation

PT6A-67D TCP® # 03-1907	July 19, 2006

ANNEX A - ENGINE LIST

Fleet Engine serial numbers covered by this Agreement:

Gas Generator Section								Power Section
	S\N	TTSN	TCSN	TSO	CSO	TSHSI	TCHSI		S\N	TTSN	TCSN	TSO	CSO
1	114034	23238	30019	N/A	16966	N/A	16966	1	114040	22450	32295	N/A	4453
2	114112	27010	33198	N/A	10474	N/A	10474	2	114046	21645	30262	N/A	2773
3	114179	19846	26684	N/A	997	N/A	997	3	114061	25561	32771	N/A	6246
4	114218	22379	25757	N/A	3853	N/A	3853	4	114113	25445	31180	N/A	1780
5	114220	24348	23930	N/A	0	N/A	0	5	114177	24485	31956	N/A	1530
6	114232	23727	24938	N/A	1780	N/A	1780	6	114260	23090	30662	N/A	745
7	114265	20707	24700	N/A	786	N/A	786	7	114220	24429	24174	N/A	19531
8	114266	22431	30082	N/A	17256	N/A	17256	8	114223	24552	26742	N/A	9313
9	114267	22064	22683	N/A	12991	N/A	12991	9	114232	22912	23455	N/A	1117
10	114305	15620	23650	N/A	4086	N/A	4086	10	114234	24658	27596	N/A	9244
11	114333	19325	24114	N/A	207	N/A	207	11	114235	23672	25793	N/A	15387
12	114357	20525	20775	N/A	9733	N/A	9733	12	114238	23893	28712	N/A	1332
13	114377	17064	20569	N/A	6506	N/A	6506	13	114265	21516	25518	N/A	11736
14	114380	18539	23910	N/A	0	N/A	0	14	114267	23250	24107	N/A	14320
15	114381	18497	19853	N/A	0	N/A	0	15	114268	22295	29220	N/A	786
16	114393	17611	20685	N/A	1530	N/A	1530	16	114271	18208	23668	N/A	3079
17	114395	20399	23923	N/A	0	N/A	0	17	114274	20170	26634	N/A	9339
18	114409	19888	24350	N/A	745	N/A	745	18	114304	20967	26517	N/A	10093
19	114426	19816	24311	N/A	326	N/A	326	19	114305	19874	28019	N/A	8868
20	114441	18300	21860	N/A	20496	N/A	20496	20	114333	16773	20839	N/A	3527
21	114443	19263	20250	N/A	1374	N/A	1374	21	114338	12557	13121	N/A	14064
22	114444	19839	23165	N/A	22220	N/A	22220	22	114340	21822	28637	N/A	16964
23	114448	19137	19540	N/A	1117	N/A	1117	23	114357	20111	20756	N/A	9100
24	114458	18899	20750	N/A	21167	N/A	21167	24	114376	15731	16890	N/A	1118
25	114460	19299	22411	N/A	8513	N/A	8513	25	114395	20797	24424	N/A	10009
26	114462	20789	22313	N/A	10109	N/A	10109	26	114406	17413	20535	N/A	2320
27	114463	19301	22776	N/A	8259	N/A	8259	27	114409	20467	24604	N/A	10742
28	114464	19627	21275	N/A	8625	N/A	8625	28	114421	20183	24231	N/A	10546
29*	114271	21603	27152	N/A	3368	N/A	2923	29	114426	19736	22712	N/A	9508
30	PS0011	18989	21572	N/A	21268	N/A	21268	30	114441	18964	22414	N/A	571
31	PS0014	19858	22126	N/A	22241	N/A	22241	31	114448	18976	20579	N/A	0
32	PS0017	17623	21229	N/A	3965	N/A	3965	32	114457	17866	20926	N/A	7984
33	PS0018	18433	20097	N/A	2277	N/A	2277	33	114460	19922	23035	N/A	9211
34	PS0031	18000	22494	N/A	20160	N/A	20160	34	114463	20184	24951	N/A	9860
35	PS0048	19518	23600	N/A	21860	N/A	21860	35	114464	20421	21714	N/A	9824
36	PS0049	16772	18907	N/A	6508	N/A	6508	36	114467	13826	18854	N/A	4051
37	PS0055	18895	23106	N/A	26	N/A	26	37	114480	19668	23901	N/A	9779
38	PS0056	14858	17290	N/A	3438	N/A	3438	38	PS0014	18975	22168	N/A	207
39	PS0059	16220	18931	N/A	18166	N/A	18166	39	PS0017	18539	22143	N/A	0
40	PS0068	15196	17543	N/A	586	N/A	586	40	PS0018	15483	17270	N/A	2374
41	PS0069	15783	19482	N/A	3782	N/A	3782	41	PS0048	18930	22933	N/A	1374

The disclosure of this document is subject to the restrictions of Article 14.0 contained herein	22

P&WC	Customer

Great Lakes Aviation

PT6A-67D TCP® # 03-1907	July 19, 2006

Gas Generator Section
	S\N	TTSN	TCSN	TSO	CSO	TSHSI	TCHSI			S\N	TTSN	TCSN	TSO	CSO
42	PS0072	16606	21136	N/A	828	N/A	828	42		PS0056	18845	21096	N/A	1902
43	PS0075	18046	21822	N/A	1902	N/A	1902	43		PS0060	17694	20601	N/A	8201
44	PS0076	18951	22250	N/A	21225	N/A	21225	44		PS0066	17774	20757	N/A	0
45	PS0077	18603	19742	N/A	20835	N/A	20835	45		PS0068	17457	20171	N/A	586
46	PS0082	14880	17471	N/A	3896	N/A	3896	46		PS0069	14849	18512	N/A	3782
47*	114429	20393	25249	N/A	1565	N/A	1565	47		PS0078	18247	19218	N/A	489
48	PS0092	18306	20877	N/A	1480	N/A	1480	48		PS0082	15702	18470	N/A	3896
49	PS0093	18957	20743	N/A	21232	N/A	21232	49	*	PS0079	19097	22911	N/A	1346
50	PS0095	18541	19720	N/A	20766	N/A	20766	50	*	PS0076	18405	22234	N/A	1150
*	114200	19976.4	23887.1	0	0	N/A	0	*		114443	18911.5	20599.2	N/A	1565
*	114277	16897	23947.8	0	0	N/A	0	*		114462	18861.8	20117.4	N/A	1855
*	114445	20944.7	21588.8	1203.3	1508	N/A	1508	*		PS0093	18132.7	21783.8	N/A	1515
*	PS0086	16303.3	19905.3	1122.4	1358	N/A	1358

where:

TSN	=	Time Since New
TSO	=	Time Since Overhaul
TSHSI	=	Time Since Hot Section Inspection
CSN	=	Cycle Since New
CSO	=	Cycle Since Overhaul
CSHSI	=	Cycle Since Hot Section Inspection

Note: The information contained in this Annex was presented to P&WC by the Customer and is valid as of July 18, 2005. Customer acknowledges that P&WC relied upon such information in entering into this Agreement and in determining the Hourly Rate.

*	These are spare engines added to this agreement – the times are valid as of April 3, 2006.

Any discrepancies found by P&WC will be the sole responsibility of Customer and may result in an adjustment of the Hourly Rate by P&WC or the exercise of such other recourse as P&WC has under the Agreement.

The disclosure of this document is subject to the restrictions of Article 14.0 contained herein	23

P&WC	Customer

Great Lakes Aviation

PT6A-67D TCP® # 03-1907	July 19, 2006

ANNEX B - LCF, HSI and FUEL NOZZLE KIT COMPONENTS

A.	LCF COMPONENTS

1.	The following LCF Components are covered under this Agreement. The scope of services shall be subject to Annex C.

Rotor, Compressor, 1st Stage Rotor, Compressor, 2nd Stage Rotor, Compressor, 3rd Stage Rotor, Compressor, 4th Stage Compressor Rotor Shaft	Compressor Impeller Compressor Turbine Disk Disk, Power Turbine, 1st Stage Disk, Power Turbine, 2nd Stage

B.	HSI COMPONENTS

1.	The following HSI Components are covered under this Agreement. The scope of services shall be subject to Annex C.

Small Exit Duct Assembly CT Vane Ring CT Disk and Blades Shroud Housing Retaining Bolts CT Shroud Segments Combustion Chamber, outer liner Combustion Chamber, inner liner 1st Stage PT Vane	#2 Bearing Cover Flange #2 Bearing Cover Locating Plate CT Shroud Housing Sealing Ring(s), PT Stator Housing

The Designated Facility for HSI Services as described in Annex C shall, at the inception of this Agreement, be Customer. However, the Parties acknowledge and agree that should the aforementioned HSI Services be performed at a different Designated facility, the Hourly Rate may be increased to consider any labor-related incremental costs that P&WC may have to incur as a result thereof.

The disclosure of this document is subject to the restrictions of Article 14.0 contained herein	24

P&WC	Customer

Great Lakes Aviation

PT6A-67D TCP® # 03-1907	July 19, 2006

ANNEX C - SCOPE OF SERVICES

1.0	GENERAL

1.1	Annex C further defines the extent of Engine Maintenance Services to be provided by P&WC under this Agreement. The requirements for Engine induction and restoration are defined in the applicable Service Centre Specification. P&WC shall provide the Customer with a copy of such specification upon request by Customer.

1.2	An HSI or HSI Repair shall be performed when indicated by ECTM® by borescope inspection, hard time intervals or as determined by P&WC in conjunction with Customer to optimize shop visit scheduling. P&WC reserves the right to determine if an HSI or HSI Repair is required.

1.3	Unscheduled replacement of any Accessory by a serviceable unit as a consequence of confirmed failure due to another Component or Engine induced malfunction is covered under this Agreement

1.4	Costs related to the incorporation of service bulletins applicable to components under this Agreement covered through commercial support programs, at time of Engine Module scheduled shop visits or as described in the commercial support program notification and minimum service bulletin(s) will be covered under the terms of this Agreement.

1.5	P&WC may from time to time, offer the option to exchange Engines for convenient purpose. Finalization of such exchange would require mutual agreement from both Parties and would be subject to Customer, or if the Customer does not own the Engine, the owner of the Engine to enter into a P&WC Engine Exchange Agreement which shall effect the transfer of title of the Engines.

2.0	FUEL NOZZLE KIT REFURBISHMENT

2.1	Fuel nozzle refurbishment costs are included in the TCP® coverage at Overhaul of the gas generator module only. It excludes all costs associated with fuel nozzle restoration outside the gas generator scheduled Overhaul visit.

2.2	The Customer agrees to the fuel nozzle restoration interval stipulated in Annex E.

3.0	HSI

3.1	An HSI or HSI repair will be performed in accordance with the PT6A Engine Maintenance Manual inspection criteria. Repairs may use in-service inspection criteria as deemed applicable.

3.2	HSI Components coverage includes the cost to Repair or replace (if unserviceable or non-repairable per the Engine Maintenance Manual), as the case may be, the HSI Components listed in Annex B, part B, at a Designated Facility.

3.3	Customer shall keep, for the duration of this Agreement, a minimum of three (3) P&WC HSI kits in relation to the HSI Components in inventory.

The disclosure of this document is subject to the restrictions of Article 14.0 contained herein	25

P&WC	Customer

Great Lakes Aviation

PT6A-67D TCP® # 03-1907	July 19, 2006

3.4	Customer shall provide the Designated Facility and the FMP® PM with the following information at time of HSI:

3.4.1	Reason for Removal;

3.4.2	CT Disk serial number, LCF card, and Trim Weight Locations;

3.4.3	Engine serial numbers, TSN, CSN, TSO, CSO, TSHSI and CSHSI.

The Designated Facility must provide immediately after the HSI inspection, an electronic copy of the HSI inspection information sheet to the FMP® PM for cost evaluation and part logistics disposition.

4.0	ACCESSORY WORKSCOPE

4.1	This Agreement covers those costs associated with the Accessories listed below, as follows:

4.2	Accessories removed for BUR (Field Level Maintenance) are not covered under the terms of this Agreement.

4.3	Accessories not installed on the Engine module prior to its removal are not covered under the terms of this Agreement.

4.4	The following defines the Accessory workscope to be performed by P&WC, at time of Engine/Module shop visit for Repair, HSI or Overhaul.

Note: Customers approved Fleet Accessories Time Between Overhaul (TBO) is 12,000 cycles.

	Repair	HSI	GGV1 & PSV1	GGV2 & PSV2
Bleed Valve	FC	FC	FC	O/H
Chip Detector	FC	FC	FC	O/H
Flow Divider/Dump Valve	V	V	V	O/H
Fuel Nozzle set	C/FC&R	C/FC&R	C\FC&R	O/H
Oil Filter	C&I	C&I	C&I	O/H
T-5 Harness	FC	FC	FC	O/H
T-5 Thermocouples	FC	FC	FC	O/H
T1 Trim Stick	FC	FC	FC	O/H
Propeller Governor Unit	V	V	OH (See Note 1 & 2)
Fuel Control Unit	V	V	OH (See Note 1 & 2)
Fuel Pump	V	V	OH (See Note 1 & 2)
Thermostatic By-Pass & Check Valve	V	V	V	O/H
Oil-to-Fuel Heater	V	V	V	O/H
Ignition Exciter	V	V	V	O/H

Note 1:	Accessories received with less than 80% TSO accumulated will be functionally \ bench check only.
Note 2:	The following accessories have specific hard time intervals to respect: Fuel Control Unit, Fuel Pump and Propeller Governor. Refer to SB 14003 for TBO intervals (accessories table)

Codes:

V:	Visually inspect (Maintenance Manual)
C&I:	Clean and Inspect, reinstall if serviceable (Maintenance Manual)
FC:	Functional/Bench check (Maintenance Manual)

The disclosure of this document is subject to the restrictions of Article 14.0 contained herein	26

P&WC	Customer

Great Lakes Aviation

PT6A-67D TCP® # 03-1907	July 19, 2006

C/FC&R:	Clean, Functionally Check and Repair deviating Nozzles as necessary (Maintenance Manual)
O/H:	Per Overhaul Manual Instructions

5.0	LCF HARDWARE

5.1	P&WC will replace an LCF Component listed in Annex B which is accessible at time of shop visit, if the cycles remaining on the subject Component is insufficient to reach the next scheduled module shop visit or HSI interval that will permit access to that LCF Component. At its option, P&WC may elect to install serviceable LCF Components.

5.2	LCF Components removed by P&WC will be returned to Customer.

6.0	ENGINE MODULE – SCHEDULE VISIT (BASIC WORKSCOPE)

6.1	Gas Generator Visit 1 (GGV1) – Repair

•	Limited workscope as defined in Light Overhaul Manual & SB 14003

•	Module includes

•	Basic module (AGB/Compressor Assembly)

•	CT Disk Balancing assembly

•	CT vane ring assembly

•	Liners / First stage PT vane ring

•	Fuel Nozzles & Fuel Flow divider

•	Bleed Valve / trim stick / Ignition plugs & cables

•	FCU, Fuel pump (see Annex C, Para 4.4)

6.2	Gas Generator Visit 2 (GGV2) – Overhaul

•	Complete overhaul per the Engine Overhaul Manual & SB 14003

•	Module includes

•	Basic module (AGB/Compressor Assembly)

•	CT Disk Balancing assembly

•	CT vane ring assembly

•	Liners / First stage PT vane ring

•	Fuel Nozzles & Fuel Flow divider

•	Bleed Valve / trim stick / Ignition plugs & cables

•	FCU, Fuel pump (see Annex C, Para 4.4)

•	Overhaul inner & outer liners

•	Overhaul, first stage P.T. Vane Ring.

6.3	Power Section Visit 1 (PSV1) – Repair

6.3.1	Work performed at PWC facility

•	Limited workscope as defined in Light Overhaul Manual & SB 14003

•	Module includes

•	Basic module ( RGB front & rear cases assy, PT rotor Balancing assembly, exhaust duct case & PT stator housing assembly)

The disclosure of this document is subject to the restrictions of Article 14.0 contained herein	27

P&WC	Customer

Great Lakes Aviation

PT6A-67D TCP® # 03-1907	July 19, 2006

•	T5 system, chip detector

•	Propeller Governor

6.3.2	Work performed in conjunction with Customer’ Approved Repair facility & PWC facility

•	Limited workscope as defined in Light Overhaul Manual & SB 14003 with the following exception:

•	After Power Section complete re-assembly.the module will be tested “On-Wing” in accordance with the A/C Maintenance Manual (module replacement).

•	If RGB gearing is replaced during this visit, the complete power section will require a “Test Cell” run.

•	Customer Responsibilities

•	Limited teardown of the module not including the RGB front & rear cases.

•	Shipment of the PT Rotor Balancing Assembly to the PWC facility

•	Cleaning, inspection of the remaining parts: PT vane rings, PT stator housing, T5 components, exhaust case & first stage sun gear. (refer to limited workscope)

•	Provide inspection report to FMP/PM for parts disposition.

•	Re-assemble module with new or serviceable components.

•	Mate to gas generator module & test

•	Provide engine log book certification

•	PWC’ Responsibilities

•	Dismantle PT Rotor Balancing Assembly

•	Clean & inspect detail parts (refer to limited workscope)

•	Provide inspection report to FMP/PM for parts disposition.

•	Re-assemble & balance the PT Rotor Balancing Assembly per OH man.

•	Provide certification documents to the Customer for log book incorporation

6.4	Power Section Visit 2 (PSV2) – Overhaul

•	Complete overhaul per the Engine Overhaul Manual & SB 14003

•	Module includes

•	Basic module (RGB front & rear cases assy, PT rotor Balancing assembly, exhaust duct case & PT stator housing assembly)

•	T5 system, chip detector

•	Propeller Governor (see Annex C, Paragraph 4.4)

6.5	Hot Section Kit Inspection

•	If HSI Kit cycles remaining are greater than 1000 cycles , perform a Hot Section Inspection (ref. M/M 72-00-00 / 72-50-01) using In-Service limits. Log book should be annotated: TTSHSI : Time Continu HSI.

The disclosure of this document is subject to the restrictions of Article 14.0 contained herein	28

P&WC	Customer

Great Lakes Aviation

PT6A-67D TCP® # 03-1907	July 19, 2006

•	If HSI Kit cycles remaining are lower than 1000 cycles, perform a Hot Section Inspection (ref. M/M 72-00-00 / 72-50-01) using HSI limits. Log book should be annotated: TTSHSI= 0 hr

Customer Responsibilities (Field HSI’s)

•	Perform a pre-HSI engine performance ground run / record results per the Aircraft OEM instructions;

•	Hot section kit: removal, disassembly, cleaning as required, inspection of detail components, generate an electronic inspection sheet which will includes actual parts condition and disposition, assemble serviceable parts, grind segments & adjust CT tip clearance per the PT6A-67D Maintenance Manual;

•	CT disk balancing assembly: de-blading, re-blading, inspection, balancing & grinding of blade tips per the OH manual instructions;

•	Ordered the necessary serviceable / new components to re-build the HSI kit;

•	Perform a post-HSI engine performance ground run / record results per the Aircraft OEM instructions;

•	Provide copy of the engine ground runs figures (typical Beechcraft – Ground Performance Worksheet/B1900) and the electronic inspection sheets (Form PWC 10514) to PWC in a timely fashion; and

•	Annotate Gas Generator Log Book.

P&WC’s Responsibilities (Field HSI’s)

•	Provide serviceable/new components to rebuild the Hot Section Kit in a timely fashion.

The disclosure of this document is subject to the restrictions of Article 14.0 contained herein	29

P&WC	Customer

Great Lakes Aviation

PT6A-67D TCP® # 03-1907	July 19, 2006

ANNEX D – ON-SITE ENGINE

On-Site Engine

1.	On-Site rental Engine. P&WC shall, through P&WCL, cause to be established and maintained at Customer’s facilities situated in Cheyenne, Wyoming, an on-site rental Engine (the “On-Site Engine”) for the duration of this Agreement and for the purposes more fully detailed hereunder.

2.	Rental Agreement. The Customer’s right to have access to and use the On-Site Rental Engine will be conditional upon the Customer’s execution of and compliance with P&WCL’s standard engine rental agreement. In the event of any inconsistencies between the terms of this Annex D and the terms of such engine rental agreement, the terms of this Annex D shall prevail.

3.	Installation. In the event that the Customer’s Engine requires removal for Overhaul, HSI or BUER, and all of the Customer’s spare engines are installed, the Customer shall then be entitled to install the On-Site Engine rental Engine.

4.	Delivery. P&WCL shall deliver the On-Site Rental Engine D.D.P. (Incoterms 2000) Customer’s facility.

5.	Fees. The On-Site Rental Engine rate shall be the then current TCP® Hourly Rate per EFH. Hours used shall be reported per paragraph 10.13.

6.	Remove Engines. The Customer shall ship the Engine or Engine Module requiring Engine Maintenance Services covered hereunder (the “Removed Engine”) to the Designated Facility within ten (10) working days from the actual removal date.

7.	Removal of the On-Site Rental Engine. The On-Site Rental Engine shall remain on-wing only for the period required for the HSI, Overhaul or BUR. No later than 10 days following the Customer’s receipt of the Removed Engine. In the event that the (10) day period is exceeded, P&WCL’s published standard rental engine rate shall apply and be invoiced to the Customer until such time as the On-Site Rental Engine is removed from Customer’s aircraft.

8.	Maintenance. The On-Site Engine shall be maintained by the Customer using the same maintenance practices and inspection intervals as the Engines covered under this Agreement and Annex E. However, the Customer acknowledges that the On-Site Rental Engine is subject to a “hard time” threshold inspection interval and shall be removed from service prior to the threshold inspection interval published in the applicable service bulletins or maintenance manual.

9.	Return. At suspension, termination or expiration of this Agreement, Customer shall immediately return the On-Site Rental Engine:

i.	C.I.P. (Incoterms 2000) to P&WC’s Designated Facility;

ii.	in substantially the same condition as when supplied by P&WC to the Customer, with all Accessories, LRUs and other supplies, if applicable, normal wear and tear resulting from operation in accordance with the terms set forth herein excluded;

iii.	with a complete list of all flight log or technical log entries against the On-Site Rental Engine together with full particulars of the corrective actions. In addition to P&WC’s other rights and remedies at law, in the event Customer fails to return the On-Site Rental Engine in accordance with the terms of this Agreement,

The disclosure of this document is subject to the restrictions of Article 14.0 contained herein	30

P&WC	Customer

Great Lakes Aviation

PT6A-67D TCP® # 03-1907	July 19, 2006

Customer hereby grants P&WC and P&WCL the right to enter onto its premises, or to secure such right if the premises are not Customer’s, to recover such On-Site Rental Engine and shall reimburse P&WC and P&WCL for all costs incurred in recovering the On-Site Rental Engine and effecting entry onto premises.

10.	Additional Rental Engine Support. In the event that the Customer requires a rental engine (other than the On-Site Rental Engine), P&WCL shall endeavor to supply a rental engine to the Customer, subject to Engine availability and execution by the Customer of P&WCL’s standard rental engine agreement, at the applicable rental rate.

The disclosure of this document is subject to the restrictions of Article 14.0 contained herein	31

P&WC	Customer

Great Lakes Aviation

PT6A-67D TCP® # 03-1907	July 19, 2006

ANNEX E - MAINTENANCE TASKS, INTERVALS AND OPERATIONAL GUIDELINES

1.0	ENGINE MAINTENANCE CONDITIONS

The Customer shall operate and maintain the Engines and components in accordance with the Aircraft Flight Manual, Pilot’s Operating Handbook, the applicable Engine Maintenance Manual, recommended Service Bulletins, the terms and conditions of this Agreement and any other instructions and recommendations issued by P&WC or the aircraft manufacturer. In addition, the following maintenance tasks are or will be performed at the indicated intervals for each such Engine and the Customer shall transfer the recommended tasks\intervals into its approved maintenance program within the next ninety (90) days:

Note 1:	The tasks and intervals below may be supplemented, adjusted, or removed at any time at P&WC’s discretion, based on review of Engine samples.

Note 2:	Unless otherwise specified below, all Engine maintenance tasks and intervals listed in the applicable aircraft and Engine Maintenance Manual are to be performed.

Engine Model: PT6A-67D

	TASKS	INTERVAL
GENERAL

1	Gas Generator – Overhaul Power Section – Overhaul (Ref: SB 14003R10 – Option C)	GGV1 = 12,000 cycles GGv2 = 24,000 cycles PSV1 = 8,000 cycles PSV2 = 16,000 cycles

2	Hot Section Inspection interval	6000 cycles or based on ECTM® and borescope inspection

Web ECTM® (Ref. SIL Gen-055)

1	WebECTM®	daily data collection

2	Data input & analysis	Done by DAC

3	Maintenance actions recorded in ECTM® data	When applicable

4	ADAS+ download to turbine tracker	Weekly – (Upon Installation)

5	Trend Alert	ITT = 15degC, Ng = 1%

PROPELLER

1	Dynamic balance	1000 hrs max.

2	Check primary blade angle	1000 hrs max.

3	Inspect slip rings & brush block assembly, clean as necessary, inspect de-icing leads & de-icing mats	75 hrs max.

The disclosure of this document is subject to the restrictions of Article 14.0 contained herein	32

P&WC	Customer

Great Lakes Aviation

PT6A-67D TCP® # 03-1907	July 19, 2006

	TASKS	INTERVAL
CLEANING
1	Compressor wash (water)	As required based on Customer’s experience
2	Turbine wash (water )	As required based on Customer’s experience
3	Engine external wash	As required based on Customer’s experience
4	Performance recovery wash (cleaning agent)	As required based on Customer’s experience and if ECTM® trend dictates

FUEL SYSTEM
1	Fuel nozzle inspection	650 hrs*
2	Fuel pump filters replacement	600 hrs
3	If Sundstrand pump is installed – inspect for corrosion & fretting	600 hrs
3	Clean gas generator. Case drain valves	At fuel nozzle inspection

*	P&WC shall have the right to adjust, in consultation with Customer, this interval should hot section condition trends show evidence that the fuel nozzles and flow divider have been run beyond the optimum removal interval.

	BORESCOPE INSPECTION	By qualified personnel
1	Hot section inspection	At fuel nozzle replacement
2	Compressor inlet	At fuel nozzle replacement
3	Oil, scavenge pump, Inlet screen	1000 hrs

IGNITION
1	Inspect ignitors and excitor box	200 hrs.
2	Replace ignitors	On Condition
3	Visual inspection of ignition cables	When ignitors are replaced

AIR
1	Bleed valve operational check	1000 hrs max and if trend dictates
2	P3 filter check	400 hrs max.
3	P3 filter replacement	1000 hrs max.

INDICATION
1	ADAS calibration check (if fitted)	Initial 300 hrs (two consecutive calibrations) then every 1000 hours
2	ITT and Torque verification	1000 hrs max. and if trend dictates

The disclosure of this document is subject to the restrictions of Article 14.0 contained herein	33

P&WC	Customer

Great Lakes Aviation

PT6A-67D TCP® # 03-1907	July 19, 2006

	TASKS	INTERVAL
OIL
1	Main oil filter inspection	200 hrs max.
2	Main oil filter replacement	1000 hrs max.
3	Oil filter patch check	As requested by P&WC
4	Chip detector - open circuit check	50 hrs max.
5	Chip detector - continuity check (including wiring harness / terminals if fitted)	600 hrs

ACCESSORIES
1	Propeller Governor – inspect per SB 14236	1000 hrs.
2	Fuel Heater - inspect per Maint. Man	1000 hrs.

POWER TURBINE BLADES
1	PRE SB 14172 with more than 1500 hrs	200 hrs.
2	POST SB 14172 with more than 4000 hrs but less than 12,000 hours since new	200 hrs.
3	POST SB 14172 with more than 12,000 hrs but less than 14,000 hours	50 hrs.
4	POST SB 14172 with more than 14,000 hrs	25 hrs.

OPERATIONAL GUIDELINES
1	Use of MTOP (Maximum Take-Off Power)	Not to be used unless required.
2	Reduced Take-off, climb and cruise power	Recommended unless conditions dictate otherwise
3	Reverse propeller operation	Not recommended unless situation dictates otherwise. Disking (flat pitch) is recommended to minimize FOD.
4	Inertial separator	Recommended for ground operations to minimize FOD except for high power ground performance check.
5	Battery program	Per OEM recommendations.
6	Single Engine run (if use)	Record abbreviated cycles
7	Starting	GPU is recommended. During start cycle, obtain max. stabilized Ng speed prior fuel induction.
8	Engine Cooldown	Two minutes at minimum obtainable ITT at Ground Idle prior to shutdown.

The disclosure of this document is subject to the restrictions of Article 14.0 contained herein	34

P&WC	Customer

Great Lakes Aviation

PT6A-67D TCP® # 03-1907	July 19, 2006

ANNEX F - MISSION PROFILE AND OPERATING ENVIRONMENT

1.0	CUSTOMER PROFILE

1.1	The Hourly Rate is based on the Customer Profile declared by Customer. Any modifications to the Customer Profile or changes in geographical or operating environment must be reported promptly to P&WC and may result in an adjustment to the Hourly Rate referenced in this Agreement.

1.2	The Customer Profile under this Agreement is for Engines used in the regional airline flight profile submitted by Customer as indicated below and which are operated within the limitations specified in the applicable section of the aircraft flight manual.

1.3	The Fleet under this Agreement shall consist of 50 installed Engines and three (3) spares as referenced in Annex “A”.

1.3.1	annual utilization of each engine module of xxxxx[1] Engine Hours + / - 5%;

1.3.2	annual average cycle ratio of XXXX[1] cycle/hour +/- 5%;

1.3.3	Overhaul interval achieved at 24,000 cycles for gas generator and 16,000 cycles for power section modules;

1.3.4	HSI initial interval set at 6,000 cycles for the hot section, interval subject to adjustment based on ETCM® and borescope inspection results.

1.3.5	Gas Generator Midlife Inspection 12,000 cycles;

1.3.6	Power Section – Midlife Inspection 8,000 cycles.

2.0	OPERATING ENVIRONMENT

Hub:	Cheyenne, WY	Route Structure:	Mid-West, USA South-West, USA

[1]	Material omitted pursuant to a request for confidential treatment. Omitted material has been furnished separately to the SEC.

The disclosure of this document is subject to the restrictions of Article 14.0 contained herein	35

P&WC	Customer

Great Lakes Aviation

PT6A-67D TCP® # 03-1907	July 19, 2006

ANNEX G - MONTHLY REPORT FORM

TCP® Agreement Number: 03-1907	Report for the month of: Date

INSTALLED ENGINES AT MONTHS END

Aircraft Information				Engine Status at month end									Engine Monthly Utilisation
A/C Tail #	A/C S/N	A/C Hours this month	A/C Cycles this month	Engine Position	Engine S/N	TSN Month end	CSN Month End	TSO	TCSO	TSHSI	CSHSI	or	EFH Flown This Month	Cycles this Month

		Total for Fleet		Note: When reporting for the first time please complete all fields									Total for Active
		Hours	Cycles	TSN & CSN mandatory for following months									Hours	Cycles
		0	0										0	0

REMOVAL & INSTALLATION - ENGINE ACTIVITY THIS MONTH

A/C Tail #	A/C S/N	Engine S/N	Engine Position	Remove	Installed	Date	TSN remove or Install	CSN remove or Install	Cause for Removal	EFH this month removed engine	Cycles this month removed engine

Note: Please check appropriate column “Removed” or “Installed” and complete required information										Total for Removed
										Hours	Cycles
										0	0

SPARE ENGINE STATUS

Engine S/N	TSN	CSN	TSO	TCSO	TSHSI	CSHSI	Location

Signature:

Date:

The disclosure of this document is subject to the restrictions of Article 14.0 contained herein	36

P&WC	Customer

Great Lakes Aviation

PT6A-67D TCP® # 03-1907	July 19, 2006

ANNEX H - WIRE TRANSFER INSTRUCTIONS

In the event that a wire transfer requires to be made, please instruct your bank to pay as follows for payments crediting our account at the Bank of Montreal in Canada.

US DOLLAR PAYMENT ROUTING - INTERNATIONAL AND CANADIAN CUSTOMER

Pay through:	Bank of Montreal
International Banking, Head Office
Montreal, Quebec
	Swift Address:	xxxxxxxx[1]

Account with Institution:	BANK OF MONTREAL
Rue St-Charles Ouest,
Longueuil, Quebec
	Branch Transit Number:	xxxx[1]

Beneficiary:	Pratt & Whitney Canada Corp.
Longueuil, Quebec, Canada

US DOLLAR PAYMENT ROUTING - US CUSTOMER (ONLY)

Pay through:	Harris Bank International Corporation, New York, N.Y
(Destination Bank)	Swift Code:	xxxxxxx[1]
	FEDWIRE ABA #:	xxxxxxxx[1]
	Or, CHIPS Participant ABA #:	xxxxx[1]

Beneficiary’s Bank	Bank of Montreal
International Banking H.O. Montreal
	Swift Code:	xxxxxxxx[1]
	Account Number:	xxxxxxxx[1]
	Or, CHIPS UID:	xxxxxxx[1]
(if CHIPS Network used)

Beneficiary:	xxxxxxxxxx[1]

[1]	Material omitted pursuant to a request for confidential treatment. Omitted material has been furnished separately to the SEC.

The disclosure of this document is subject to the restrictions of Article 14.0 contained herein	37

P&WC	Customer

Great Lakes Aviation

PT6A-67D TCP® # 03-1907	July 19, 2006

Pratt & Whitney Canada Corp.
Longueuil, Quebec, Canada

NOTE:	PLEASE INCLUDE ALL INVOICE NUMBERS ON WIRE TRANSFERS AND FAX ALL PAYMENT DETAILS TO xxxxxxxxxx[1].

[1]	Material omitted pursuant to a request for confidential treatment. Omitted material has been furnished separately to the SEC.

The disclosure of this document is subject to the restrictions of Article 14.0 contained herein	38

P&WC	Customer

Great Lakes Aviation

PT6A-67D TCP® # 03-1907	July 19, 2006

ANNEX I – DAC SERVICES

1.	P&WC agrees to:

a)	provide access to the TurbineTracker™ system for review of fleet data;

b)	provide User and Maintainer On-The-Job-Training (OJT). Training will also be available via CD-ROM and DAC’s facility;

c)	have the data received from TurbineTracker™ analyzed at P&WC’s approved DAC;

d)	have the DAC provide to the Customer recommendations based on data received; and

e)	provide to Customer through the DAC, a regular report outlining fleet condition status.

2.	CUSTOMER agrees to:

a) on a weekly basis, provide electronic data to the DAC. Should Customer fail to provide the data, Customer’s Hourly Rate will be subject to a 5% upward rate adjustment; and

b) be registered with the P&WC approved DAC and act upon recommendation(s) received from the DAC and / or P&WC based on trend shift(s) and/or other usage information.

The Parties acknowledge that the foregoing Annex I is subject to the provisions of Section 11.0 hereof.

The disclosure of this document is subject to the restrictions of Article 14.0 contained herein	39

P&WC	Customer

Great Lakes Aviation

PT6A-67D TCP® # 03-1907	July 19, 2006

ANNEX J- WARRANTY

1.	P&WC warrants that Engine Overhaul and Repair services will comply with applicable P&WC specifications and conform generally with standards of good workmanship in the industry. P&WC further warrants that, at time of delivery, new and used serviceable replacement parts will be free from defects in material and manufacture. Details concerning this warranty are found below.

2.	Exclusive Remedy

P&WC will provide the following remedy in the event of an unplanned engine removal that results from defects in the parts or services provided, and, that occurs within the applicable period of warranty coverage:

•	Correct the defective condition and any damage to the engine resulting from that condition;

•	Reimburse reasonable removal and installation charges;

•	Reimburse reasonable shipping charges;

•	Waive the daily rate applicable to any P&WC rental engine leased to replace the Customer’s damaged engine (normal hourly operating charges will still apply).

3.	Coverage Periods

All warranty claims must be made within the maximum operating hours after delivery and the maximum time after delivery as indicated in the table below. During this time, warranty coverage is fully transferable to another lawful commercial operators of the aircraft.

Category of Engine Work	Operating Hours	Time after Delivery
Engine Overhaul (Comprehensive Coverage)	1,000 hours	1 year
Engine Overhaul (Workmanship Coverage)	Full Published TBO (prorated after 1,000 hrs)	No Limit
Tested Engine Repairs	500 hours	1 year
Untested Engine Repairs (including HSI)	500 hours	90 Days

4.	Two separate levels of warranty coverage are provided with respect to engine overhaul work: i) the Comprehensive coverage, and ii) the Full TBO Workmanship coverage.

Comprehensive Warranty Coverage. The comprehensive warranty coverage remains in effect from the time of delivery for 1,000 operating hours or 1 year, whichever sooner occurs. During this time, the Customer enjoys full coverage against the malfunction or failure of the engine for causes other than those provided in the Exclusions and Limitations section below. This coverage extends not only to defects in material and workmanship, but also to the failure of component engine parts that are inspected and replaced at Overhaul. This coverage also extends to Customer-supplied parts, but only if those parts are either in new condition, or are accompanied by a Pratt & Whitney Canada Service Centre Network overhaul tag.

Full TBO Workmanship. After the expiration of the comprehensive coverage, the workmanship coverage remains in effect on a prorated basis until the conclusion of the TBO interval, as published from time to time by P&WC. During this time, the Customer is protected against defects in workmanship in the Overhaul Services performed by a Pratt &

The disclosure of this document is subject to the restrictions of Article 14.0 contained herein	40

P&WC	Customer

Great Lakes Aviation

PT6A-67D TCP® # 03-1907	July 19, 2006

Whitney Canada Service Centre. The Customer will be assessed a prorated portion of the cost of Repair and incidental charges. The applicable assessment is based on the percentage of the remaining TBO consumed at the time of the warranty claim. The operation of the workmanship warranty is illustrated in the chart below:

COMMERCIAL OVERHAUL WARRANTY COVERAGE

5.	Exclusions and Limitations

Pratt & Whitney Canada Service Centres’ warranties described above will be void in the following circumstances:

•	If the engine is subjected to improper preservation, storage, installation, operation, or maintenance;

•	If the engine has been operated or maintained in a manner not in compliance with the instructions of P&WC or the aircraft manufacturer;

•	If the engine has been subjected to abuse, misuse, or neglect, or has been damaged by foreign object, electrical arcing, corrosion, erosion, accident, or any other factor not within the control of P&WC; or,

•	If the engine has been repaired or altered at any facility other than those of the Pratt & Whitney Canada Service Centre Network.

The disclosure of this document is subject to the restrictions of Article 14.0 contained herein	41

P&WC	Customer

Great Lakes Aviation

PT6A-67D TCP® # 03-1907	July 19, 2006

ANNEX K - ADAS+

1.	P&WC agrees to:

a)	supply the Customer with the ADAS+ hardware. This hardware will consist of the ADAS+ processor assembly, all necessary wiring, all required sensors, the cockpit display, and the associated mounting hardware download cable will also be included for each main operating base;

b)	cover the installation costs of the ADAS+ hardware;

c)	provide the Monitor Link Program™ (MLP™) software along with updates to configure the ADAS+ system and download data;

d)	provide access to the TurbineTracker™ system for review of fleet data;

e)	provide training support during initial installation via CD-ROM and at the ADAS+ OEM’s facility;

f)	have the data received from TurbineTracker™ analyzed at P&WC’s approved Designated Analysis Centre (DAC), Altair Avionics Corp;

g)	have the DAC provide to the Customer recommendations based on data received;

h)	provide to the Customer through the DAC, a regular report outlining fleet condition status;

i)	provide ADAS+ spares for the duration of the FMP® Agreement; and

j)	provide ADAS+ maintenance support.

2.	The CUSTOMER agrees to:

a)	maintain an FMP® Agreement with P&WC for all aircraft fitted with the ADAS+ and equipped with Engines covered under this Agreement;

b)	supply a laptop computer installed with Windows 98 or a later operating system and have Internet access;

c)	maintain the ADAS+ in an operational status once installed;

d)	download, on a weekly basis, data from the ADAS+ to the TurbineTracker™ system. Should the Customer fail to download the data, Customer’s Hourly Rate will be subject to a 5% upward rate adjustment;

e)	cover any installation delay costs in the event that Customer is the cause of the delay and an installation team was dispatched to Customer to perform the installation ( delay must be beyond Customer’s reasonable control);

f)	be registered with the P&WC approved DAC and act upon recommendation(s) received from the DAC and / or P&WC based on trend shift(s) and/or other usage information;

g)	complete the scheduled calibration checks and all maintenance as defined in the ADAS+ operating manual per the Original Equipment Manufacture’s requirements; and

h)	designate an “ADAS+ representative” within its organization to be responsible for the timely download of data, operation of the system and on-going system maintenance.

The disclosure of this document is subject to the restrictions of Article 14.0 contained herein	42

P&WC	Customer

Great Lakes Aviation

PT6A-67D TCP® # 03-1907	July 19, 2006

3.	OWNERSHIP OF ADAS+ AND MONITORING EQUIPMENT

The ADAS+ hardware along with the supporting software shall remain the personal property of Pratt & Whitney Canada Leasing GP. (“P&WCL”), and no item thereof shall become a fixture at the Customer’s facility notwithstanding its installation on or attachment to real property or any improvement thereon. The Customer shall not acquire any interest in title, or equity in the ADAS+ and equipment. Plates or markings may be affixed to or placed on P&WCL property to indicate ownership. The Customer shall at all times keep P&WCL’s property free and clear from all liens, encumbrances and claims of any of its creditors or other persons. The Customer shall immediately notify P&WCL of any intent to sell or lease its aircraft.

4.	OWNERSHIP OF CERTAIN PROPRIETARY RIGHTS

The Customer shall acquire no rights or interest in any software, formulas, patterns, devices, inventions, or process, copyright, patent, and other intellectual and proprietary rights or similar items of property, which are or may become used in connection with the ADAS+.

5.	ACTIONS BY THE CUSTOMER

a)	The Customer shall not move, remove, alter, or change in any way the permanent installation of the ADAS+ without prior written consent of P&WC or as directed by Altair.

b)	Once an installation date for ADAS+ has been agreed to between the Customer and P&WC, the Customer may cancel installation by giving seventy-two (72) hours prior written notice. Should the Customer fail to provide sufficient notice as stated above, (unless the Customer can reasonably demonstrate that the notice could have not been provided within the aforementioned time period), Customer will compensate P&WC as follows:

The Customer will reimburse P&WC all costs to cover the cancellation of installation. In particular, and without limitation, the cost(s) resulting from or in connection to the following;

Airfare

Hotel

Employee standby

6.	UPGRADE OR ALTERING ADAS+

P&WCL shall at all times have the right to replace or substantially alter any item of the ADAS+, add additional equipment, or revise any operating procedures. Replacement, alterations, or additions of equipment shall belong to and become property of P&WCL.

7.	ADAS+ BECOMES INOPERATIVE

In the event that the equipment covered herein becomes inoperative as a result of conditions beyond either P&WCL or P&WC’s control (such as but not limited to: fire, flood, lightning strike, explosion, vandalism, riot, war, rebellion, or any other belligerent acts), neither P&WCL or P&WC shall not be liable for consequences resulting from such failure. The Customer further agrees to reimburse P&WC or P&WCL, for any repairs necessitated by acts or conditions beyond either P&WCL or P&WC’s control, as the case may be.

The disclosure of this document is subject to the restrictions of Article 14.0 contained herein	43

P&WC	Customer

Great Lakes Aviation

PT6A-67D TCP® # 03-1907	July 19, 2006

8.	RETURN OF ADAS+

At expiration of the FMP® Agreement, or termination of the Agreement at any time before its expiration, the ADAS+ system will be removed from the aircraft by the Customer and returned to P&WC in the event the Customer does not purchase the ADAS+ system. The Customer owner shall have the option to purchase the ADAS+ system at a price to be agreed upon at expiration of the FMP®, or termination of the Agreement at any time before its expiration.

The disclosure of this document is subject to the restrictions of Article 14.0 contained herein	44

P&WC	Customer